EXHIBIT (99)-1




                              LETTER OF TRANSMITTAL
                             HEALTHSOUTH CORPORATION

                        OFFER TO EXCHANGE ALL OUTSTANDING
                          6.875% SENIOR NOTES DUE 2005
                         AND 7.0% SENIOR NOTES DUE 2008
                                       FOR
                          6.875% SENIOR NOTES DUE 2005
                         AND 7.0% SENIOR NOTES DUE 2008
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.




                                PNC BANK, N.A.

 By Registered or Certified Mail:      Facsimile Transmission Number:        By Hand/Overnight Delivery:
        500 West Jefferson Street              (502) 581-2705                 500 West Jefferson Street
       Louisville, Kentucky 40202                                            Louisville, Kentucky 40202
    Attn: Corporate Trust Department                                      Attn: Corporate Trust Department
                   or                                                                    or
             PNC Bank, N.A.                                                        PNC Bank, N.A.
    c/o The Depository Trust Company                                      c/o The Depository Trust Company
             55 Water Street                                                       55 Water Street
        New York, New York 10041                                              New York, New York 10041
     Attn: Messrs. Cumia or Ballner                                        Attn: Messrs. Cumia or Ballner
             (212) 558-2460                                                        (212) 558-2460


                             For Information Call:
                               David G. Metcalf
                                (502) 581-3029

     Delivery of this letter of transmittal to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, does not constitute a valid delivery.

     The undersigned acknowledges that the undersigned has received the Prospectus dated August 14, 1998 (as amended or supplemented from time to time, the "Prospectus") of HEALTHSOUTH Corporation, a Delaware corporation (the "Issuer"), and this Letter of Transmittal (as amended or supplemented from time to time, the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange up to $250,000,000 aggregate principal amount of 6.875% Senior Notes due 2005 and up to $250,000,000 aggregate principal amount of 7.0% Senior Notes due 2008 (the "New Notes") of the Issuer, for an equal principal amount of the Issuer's issued and outstanding 6.875% Senior Notes due 2005 and 7.0% Senior Notes due 2008, respectively (collectively, the "Old Notes"). The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to those of the Old Notes, except that the New Notes will be registered under the Securities Act of 1933, as amended (the "Securities Act").


     Holders of New Notes will not be entitled to certain rights of Holders of the Old Notes under the Registration Rights Agreement, which rights will be terminated upon consummation of the Exchange Offer.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein have the meanings given to such terms in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Old Notes (a) if Old Notes are to be forwarded herewith or (b) if tenders of Old Notes are to be made by book-entry transfer to an account maintained by PNC Bank, N.A. (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering". Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent.

     If a Holder desires to tender Old Notes pursuant to the Exchange Offer but time will not permit this Letter of Transmittal, the certificates representing Old Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such Holder may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedures".

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which the Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate schedule affixed hereto.


             DESCRIPTION OF OLD NOTES                  (1)          (2)        (3)              (4)
------------------------------------------------- ------------- ---------- ----------- ---------------------
Name(s) and Address(es) of Registered Holder(s)                                          Principal Amount
 (Please fill in, if blank)                                                 Aggregate         of Old
                                                                            Principal          Notes
                                                  Certificate    Maturity   Amount of        Tendered
                                                   Number(s)*      Date     Old Notes  (if less than all)**
                                                  ------------- ---------- ----------- ---------------------

                                                  ------------- ---------- ----------- ---------------------

                                                  ------------- ---------- ----------- ---------------------

                                                  ------------- ---------- ----------- ---------------------


--------------------------------------------------------------------------------
* Need not be completed if Old Notes are being tendered by book-entry holders. ** Old Notes may be tendered in whole or in part in integral multiples of
   $1,000. Unless this column is completed, a holder will be deemed to have tendered the full aggregate principal amount of the Old Notes represented by the Old Notes indicated in column 3.
--------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTRUCTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY  TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                  ----------------------------------------------

    Account Number
                    ----------------------------------------------

    Transaction Code Number
                             ----------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF  GUARANTEED  DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                   ---------------------------------------------

    Window Ticket Number (if any)
                                   ---------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery
                                                          ----------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution
                                  ----------------------------------------------

    Account Number
                    ----------------------------------------------

    Transaction Code Number
                            ----------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY  TRANSFER AND  NON-EXCHANGED  OLD NOTES
    ARE TO BE RETURNED BY CREDITING DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A  BROKER-DEALER  THAT  ACQUIRED THE OLD NOTES FOR ITS
    OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
        ------------------------------------------------------------------------

 Address:
          ----------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above in exchange for a like aggregate principal amount of New Notes of the same maturity. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes with the full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Old

Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present such Old Notes for transfer on the books of the Issuer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agreed to all of the terms of the Exchange Offer.

     The undersigned agrees that acceptance of any tendered Old Notes by the Issuer and the issuance of New Notes in exchange therefor will constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement and that the Issuer will have no further obligations or liabilities thereunder.

     The name(s) and address(es) of the registered holders of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Old Notes. The Certificate number(s) and the principal amount(s) of the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on certain interpretive letters by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions. On the basis thereof, the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement or understanding with any person to participate in, the distribution of such New Notes. THE UNDERSIGNED ACKNOWLEDGES THAT ANY HOLDER OF OLD NOTES USING THE EXCHANGE OFFER TO PARTICIPATE IN A DISTRIBUTION OF THE NEW NOTES (I) CANNOT RELY ON THE POSITION OF THE STAFF OF THE SEC ENUNCIATED IN ITS INTERPRETIVE LETTERS AND (II) MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH A SECONDARY RESALE TRANSACTION. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of marketing-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned represents that (i) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Issuer; (ii) it is not a broker-dealer tendering Old Notes acquired for its own account directly from the Issuer; (iii) any New Notes to be received by it will be acquired in the ordinary course of its business; and (iv) it is not engaged in, and does not intend to engage in, a distribution of such new Notes and has no arrangement or understanding to participate in a distribution of New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of New Notes or has any arrangement or understanding with respect to the distribution of New Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

     The Issuer agrees that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuer has given notice that the sale of the New Notes may be resumed, as the case may be. If the Issuer gives such notice to suspend the sale of the New Notes, the one-year period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Issuer has given notice that the sale of New Notes may be resumed, as the case may be.

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

     The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions" the Issuer will not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below (or, in the case of Old Notes tendered by book-entry transfer, credited to an account maintained by the tendering holder at DTC).

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes (and, if applicable, any substitute certificates representing Old Notes not exchanged or not accepted for exchange) be issued in the name(s) of the undersigned and be delivered to the undersigned at the address, or, in the case of book-entry transfer of Old Notes, be credited to the account at DTC shown above in the box entitled "Description of Old Notes".

     Holders of the Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Old Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Notes, and the undersigned waives the right to receive any interest on such Old Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after the original issue date of the New Notes.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in the instructions contained in this Letter of Transmittal.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE. ANY FINANCIAL INSTITUTION THAT IS A PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY'S SYSTEMS MAY MAKE BOOK-ENTRY DELIVERY OF OLD NOTES BY CAUSING THE BOOK-ENTRY TRANSFER FACILITY TO TRANSFER SUCH OLD NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES.
ALTHOUGH DELIVERY OF OLD NOTES MAY BE EFFECTED THROUGH BOOK-ENTRY TRANSFER AT THE BOOK-ENTRY TRANSFER FACILITY, THIS LETTER OF TRANSMITTAL WITH ALL REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE TRANSMITTED TO AND RECEIVED BY THE EXCHANGE AGENT.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

                  (Complete accompanying Substitute Form W-9)

      X                                         Date:            , 1998
        -------------------------------------         ----------

      X                                         Date:            , 1998
        -------------------------------------         ----------
               Signature(s) of Owner

   The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instruction 4.

  Name(s):
          ----------------------------------------------------------------------

  ------------------------------------------------------------------------------
                             (Please Type or Print)

 Capacity:
          ----------------------------------------------------------------------

 Address:
          ----------------------------------------------------------------------

 -------------------------------------------------------------------------------
                              (Including Zip Code)

 Area Code and Telephone Number:
                                ------------------------------------------------

 Tax Identification or
 Social Security Number(s):
                          ------------------------------------------------------

                              SIGNATURE GUARANTEED
                         (If required by Instruction 4)

 Signatures Guaranteed
 by an Eligible Institution:
                            ----------------------------------------------------
                                    (Authorized Signature)

 -------------------------------------------------------------------------------
                                     (Title)

 -------------------------------------------------------------------------------
                                 (Name of Firm)

 -------------------------------------------------------------------------------
                         (Address and Telephone Number)

 Dated:                    , 1998
       -------------------

-------------------------------------                                -------------------------------------
  SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 4 AND 5)                                          (SEE INSTRUCTIONS 4 AND 5)

   To  be completed ONLY if certificates for Old Notes                     To be completed ONLY if certificates  for Old  Notes  not
not exchanged  and/or  New Notes are to be issued  in  the            exchanged  and/or New Notes are to be  sent to  someone  other
name  of and sent to someone other than  the person or per            than the person or  persons  whose  signature(s) appear(s)  on
sons whose signature(s) appear(s) on  the Letter of Trans             this Letter  of Transmittal above or to such person or persons
mittal above.                                                         at  an address other than that shown in the box above entitled
                                                                      "Description of Old Notes".


Issue New Notes and/or Old Notes to:

                                                                      Deliver  New  Notes  and/or  Old Notes to:


 Name(s):                                                             Name(s):
          --------------------------------------------                        ------------------------------------------------------
                      (Please Type or Print)                                                (Please Type or Print)

------------------------------------------------------                --------------------------------------------------------------
               (Please Type or Print)                                                       (Please Type or Print)

Address:
        ----------------------------------------------                --------------------------------------------------------------

------------------------------------------------------                Address:
                                         (Zip Code)                           ------------------------------------------------------
                                                                                                                       (Zip Code)
Telephone Number:
                 -------------------------------------

                                                                      Telephone Number:
                                                                                       ---------------------------------------------

Tax Identification or
Social Security Number(s):
                          ----------------------------                Tax Identification or
                                                                      Social Security Number(s):
            (Complete Substitute Form W-9)                                                     -------------------------------------
------------------------------------------------------                --------------------------------------------------------------

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES.

     This Letter of Transmittal must accompany, (i) all certificates representing Old Notes tendered pursuant to the Exchange Offer and (ii) all tenders of Old Notes made pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering". Certificates representing the Old Notes in proper form for transfer, or a timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), with any required signature guarantees, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

     The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holders, but delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

     The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEED DELIVERY PROCEDURES.

     If a holder desires to tender Old Notes, but time will not permit a Letter of Transmittal, certificates representing the Old Notes to be tendered or other required documents to reach the Exchange Agent on or before the Expiration Date, or it the procedure for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder's tender may be effected if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) on or before the Expiration Date, the Exchange Agent has received a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer (or a facsimile thereof with receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from such Eligible Institution setting forth the name and address of the holder of such Old Notes, the name(s) in which the Old Notes are registered and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, certificates representing Old Notes to be tendered, in proper form for transfer, or a Book-Entry confirmation, as the case may be, together with a duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) a Letter of Transmittal (or a facsimile thereof) and certificates representing the Old Notes to be tendered, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other required documents are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

3. PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

     Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all)". In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Old Notes (or, in the case of Old Notes tendered pursuant to book-entry transfer, will only be credited to the account at DTC maintained by the holder of the Old Notes) promptly after the Expiration Date. All Old Notes represented by certificates or subject to a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Any holder who has tendered Old Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile) to the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes) and (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the withdrawing holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the withdrawal of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering".

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered herewith, the signature must correspond exactly with the name as written on the face of the certificates without any alteration, enlargement or change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which tendered Old Notes are registered.

     If this Letter of Transmittal is signed by the registered holder, and New Notes are to be issued and any untendered or unaccepted principal amount of Old Notes are to be reissued or returned to the registered holder, then the registered holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name of the registered holder appears on such Old Notes), with the signature on the endorseement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, offers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit with this Letter of Transmittal evidence satisfactory to the Issuer of their authority to so act.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Issuer as owner of the Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a commercial bank or trust company located or having an office or correspondent in the United States, or by a member firm of a national securities exchange or the National Association of Securities Dealers, Inc., or by a member of a signature medallion program such as "STAMP" (any of the foregoing being referred to herein as an "Eligible Institution"). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address or account at DTC to which New Notes issued pursuant to the Exchange Offer and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or deposited if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or Social Security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal, and any Old Notes not accepted for exchange will be returned to the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal.

6. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

     Under the federal income tax laws, payments that may be made by the Issuer on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied for" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Issuer (or the Paying Agent under the Indenture governing the New Notes) will retain 31% of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Issuer with its TIN within 60-days after the date of the Substitute Form W-9, the Issuer (or Paying Agent) will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Issuer with its TIN within such 60-day period, the Issuer (or the Paying Agent) will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent or the Issuer is not provided with the correct taxpayer identification number, the holder may be subject to a U.S. $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Issuer (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

7. TRANSFER TAXES.

     The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered herewith, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

8. WAIVER OF CONDITIONS.

     The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders of Old Notes or transmittals of this Letter of Transmittal will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10. INADEQUATE SPACE.

     If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

11. MUTILATED, LOST, STOKEN OR DESTROYED OLD NOTES.

     If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify David G. Metcalf at PNC Bank, N.A., telephone
(502) 581-3029. The holder will then be instructed as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the Old Notes have been replaced.

12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

13. VALIDITY OF TENDERS.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes will be determined by the Issuer, in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Old Notes not validly tendered or any Old Notes, the Issuer's acceptance of which may, in the opinion of the Issuer or counsel to the Issuer, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other holders. Any such waiver shall not constitute a general waiver of the conditions of the Exchange Offer by the Issuer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. The Issuer will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but neither the Issuer nor the Exchange Agent shall incur any liability for failure to give such notification.

14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES.

     Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Old Notes when, as and if the Issuer has given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the name and address shown above or, if Old Notes have been tendered by book-entry transfer, to the account at DTC shown above, or at a different address or account at DTC as may be indicated under "Special Delivery Instructions".

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 6)
                                 PAYOR's NAME:

--------------------------------------------------------------------------------

SUBSTITUTE FORM W-9                PART I--TAXPAYER IDENTIFICATION
                                   NUMBER

Department of the Treasury                                                   ------------------
 Internal Revenue Service          Enter your taxpayer identification        Social Security Number
                                   number in the appropriate box. For
                                   most individuals, this is your social
                                   security number. If you do not have a             OR
                                   number, see how to obtain a "TIN" in
                                   the enclosed Guidelines.                  ------------------
                                                                             Employer Identification
                                                                             Number

                                   NOTE: If the account is in more than
                                   one name, see the chart on page 2 of the enclosed Guidelines to determine what number to give.

                                   ----------------------------------------------------------------
                                   PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE ENCLOSED
                                   GUIDELINES)

                                   ----------------------------------------------------------------
Payor's  Request for  Taxpayer     CERTIFICATION--UNDER  THE  PENALTIES OF PERJURY,
 Identification  Number (TIN) and  I CERTIFY THAT:
 Certification                     (1) the number shown on this form is my correct Taxpayer
                                       Identification  Number (or I am waiting for a number to be issued to me),  and
                                   (2) I am not  subject  to backup withholding either because I have
                                       not been  notified  by  the  Internal   Revenue Service  (the
                                       "IRS")  that I am subject to backup withholding as a result of a failure to report all  interest or  dividends  or the IRS has notified me that I am no longer  subject to backup withholding.

                                   SIGNATURE                         DATE
                                            -----------------------      -----------

--------------------------------------------------------------------------------
Certificate Guidelines--You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest on dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item 2.
--------------------------------------------------------------------------------

     CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31% of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

     SIGNATURE                                 DATE
              -------------------------------      ----------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.